EXHIBIT 99.1

AEGION®

Stronger. Safer. Infrastructure.®



First Quarter 2018 Earnings

May 3, 2018

Q1'18 Results in Line; Management Reaffirms Outlook for Adjusted EPS Growth of More Than 30% in 2018

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures

Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the quarters ended March 31, 2018 and 2017 exclude charges related to the Company's restructuring efforts, acquisition and divestiture-related activities and credit facility amendment fees.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Insituform®, Fyfe®, Tyfo®, Fusible PVC®, Stronger. Safer. Infrastructure.® and our other trademarks referenced herein and the associated logos are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Q1'18 Key Messages

1 *Q1'18 Results in Line with Expectations*

2 *Core Markets Remain Healthy*

3 *Reaffirming Outlook for Adjusted EPS Growth of More Than 30% in 2018*

Contract Backlog*

in USD millions



$660.5
$718.4
+8.8%
3/31/17
3/31/18

New Orders

in USD millions



$347.9
$352.8
+1.4%
Q1'17
Q1'18

**Excludes backlog for the large deepwater pipe coating and insulation project, which was largely completed in FY'17, of $51.7M at 3/31/17 and $2.0M at 3/31/18.*

AEGION®
Stronger. Safer. Infrastructure.®

2018 Outlook & Catalysts for Growth: Infrastructure Solutions

Infrastructure Solutions Contract Backlog



$ million USD
$317.1
$349.2
+10.1%
3/31/17
3/31/18

- Backlog growth driven by 16% increase in North America CIPP on ongoing strength in new orders, and healthy levels of municipal and infrastructure spending

2018 Outlook

- Revenues expected to grow in the low to mid-single digit range
- Adjusted operating margins expected to improve 100 to 200 basis points from FY ’17
- Management focused on recovering lost contribution from the impacts of weather and project challenges in Q1’18 as well as further improvements at restructured businesses

Catalysts for Growth

- Further penetration into pressure pipe market
- Continued investments in underserved regions of North America CIPP business



Insituform® CIPP



Tyfo® system



Fusible PVC® pipe

AEGION®
Stronger. Safer. Infrastructure.®

2018 Outlook & Catalysts for Growth: Corrosion Protection

Corrosion Protection Contract Backlog

Remaining Backlog*



$ million USD
$137.2
$153.6
+12.0%
3/31/17
3/31/18

Large Deepwater Project



$ million USD
$51.7
-17.6%
$2.0
3/31/17
3/31/18

- Middle East robotic internal pipe field joint coating projects contributing ~$30 million in revenues in 2018 at strong margins; Off-shore project expected to extend to late 2018/early 2019
- Growing demand within linings and robotic field joint coatings due to improved oil prices should drive new project awards to support second half performance

**Excludes from both periods the backlog for the large deepwater pipe coating and insulation project, shown separately.*

2018 Outlook

- Revenues expected to decline 10% to 15%, reflecting lost top-line contribution from large deepwater coating and insulation project; Excluding the project, revenues projected to increase 15% to 20%
- Adjusted operating margins expected to be 3% to 4%

***Note:** Current projections include Bayou results through Q2'18*

Catalysts for Growth

- Continued commercialization of asset integrity management system, creating a multiplier effect for other cathodic protection capabilities including inspection, engineering, installation and remediation
- Successful execution of Middle East contracts could bolster future growth in the region



Cathodic Protection Services



Tite Liner® system



Robotic Interior Weld Coating

AEGION
Stronger. Safer. Infrastructure.®

2018 Outlook & Catalysts for Growth: Energy Services

Energy Services Contract Backlog*


$206.3
$215.6
$ million USD
+4.5%
3/31/17
3/31/18

- Record quarterly new orders drove backlog higher, led by increase in maintenance services and despite the roll off of two large agreements up for renewal later this year

**Represents estimated unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.*

2018 Outlook

- Expect mid-single digit revenue growth in 2018
- Adjusted operating margins expected to improve 75 to 150 basis points

Catalysts for Growth

- Successful trade union transitions further strengthening partnership with customers
- Efforts underway to expand services to customers in safety, mechanical maintenance, turnaround support, electrical and instrumentation maintenance, scaffolding services and small cap construction activities



Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION
Stronger. Safer. Infrastructure.

Q1’18 Consolidated Financial Highlights

Adjusted EPS

(Aegion Consolidated)[1]


$0.18
$0.13
Q1'17
Q1'18

- Adjusted EPS declined $0.05 from Q1’17 primarily driven by lost contributions from the large deepwater project, substantially completed in FY’17
- Additional declines due to severe weather impacts in Infrastructure Solutions
- Results partly offset by international field joint coating projects within Corrosion Protection, higher Energy Services contributions, lower corporate spending due to cost savings initiatives and favorable discrete tax benefits in Q1’18

P&L Highlights

(Aegion Consolidated)[1]

	Q1’17	Q1’18
Revenues	$325.2M	$324.9M
Adjusted Gross Profit	$67.6M	$61.5M
Adjusted Gross Profit Margin	20.8%	18.9%
Adjusted Operating Income	$14.6M	$8.8M
Adjusted Operating Margin	4.5%	2.7%

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION Stronger. Safer. Infrastructure.

Q1’18 Results Overview: Infrastructure Solutions

Revenues
in USD millions



$128.9
$134.4
+4.3%
Q1'17
Q1'18

- Growth primarily driven by higher international volumes within Asia Pacific CIPP and Fyfe® businesses
- Increased demand for Fusible PVC® as we seek to grow share within North America pressure pipe market
- Higher North America CIPP volumes on additional crews to address underserved regions

Adjusted Gross Margins[1]



24.4%
19.9%
-450 bps
Q1'17
Q1'18

Adjusted Operating Margins[1]



4.7%
2.4%
-230 bps
Q1'17
Q1'18

- Despite higher revenues, margins were significantly impacted by severe weather in North America, isolated project challenges in the Midwest and Europe and favorable project close-outs that benefited Q1’17
- Margins improved within the recently restructured Fyfe North America and Australia businesses

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION
Stronger. Safer. Infrastructure.

Q1’18 Results Overview: Corrosion Protection

Revenues

in USD millions


$123.4
$98.1
-20.5%
Q1'17
Q1'18

Adjusted Gross Margins[1]


22.7%
24.0%
+130 bps
Q1'17
Q1'18

Adjusted Operating Margins[1]


5.8%
2.9%
-290 bps
Q1'17
Q1'18

- Revenue decline driven by large deepwater pipe coating and insulation project that benefited Q1’17 by more than $40 million; Excluding this impact, revenue increased more than 20% year over year, primarily due to international coating services and industrial linings projects
- Revenue declined modestly within the cathodic protection business primarily due to sizable product sales that benefited Q1’17

- Adjusted gross margin improvement driven by favorable contributions from the large field joint coating projects as well as a nearly 300 basis point improvement in cathodic protection on operational improvements within the U.S. and recently restructured Canada businesses
- Adjusted operating margins unfavorable due to relatively flat fixed overhead expenses, despite top-line declines; Q1’17 margins also benefited from the large deepwater project

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

Stronger. Safer. Infrastructure.

Q1’18 Results Overview: Energy Services

Revenues
in USD millions



$72.9
$92.3
+26.6%
Q1'17
Q1'18

Gross Margins



11.2%
12.2%
+100 bps
Q1'17
Q1'18

Operating Margins



1.8%
2.9%
+110 bps
Q1'17
Q1'18

- Revenue increased across all service streams of maintenance, construction and turnarounds
- Robust Q1’18 turnaround activity drove majority of growth

- Margin increases driven by continued operational improvements, a greater mix of higher margin services and seamless labor transitions at refineries to comply with state labor laws
- Significant ongoing improvements in profitability over the last 18 months following repositioning to less volatile downstream markets

Cash Flow & Capital Allocation

Q1'18 Cash Sources & Uses



in USD millions
$109
$1.3
$13.7
$5.2
$2.1
$1.0
$0.8
$89
12/31/17
Operating Cash Flow
Share Buybacks
Capital Expenditures
Net Debt Repayment
FX & Other
Held for Sale Cash
3/31/18

- Cash used in the quarter to fund share buybacks, investments in capital and incremental debt repayment, ending the quarter with a healthy position of nearly $90 million

Capital Allocation Priorities for 2018



Strong Cash Flow
Debt Repayment
Targeting leverage less than 3x
Capital Spend
Expect 2018 capex of $30 - $35M
Share Repurchases
Approved for $30M in FY'18; Actuals based on market price
M&A
Targeting organic growth; Will employ disciplined approach to drive value

AEGION

Stronger. Safer. Infrastructure.

2018 Outlook Items

Consolidated Revenues

Expect total revenues to be essentially flat with 2017's record results, offsetting the loss of nearly $95 million in top-line contribution from the large deepwater project, which was substantially completed in 2017

Adjusted Gross Margins & Adjusted Operating Margins

Expect increase between 50 and 100 basis points for both measures, driven primarily by improvements in restructured businesses

Adjusted Operating Expense

2018 adjusted operating expense as a percent of consolidated revenues expected to be near 2017 levels at approximately 16% of revenues

Interest Expense

2018 interest expense expected to be $13.5 to $14.5 million, reflecting lower expected debt levels

Adjusted Effective Tax Rate

2018 full-year adjusted effective tax rate is expected to be 23% to 24%, benefitting from 2017 U.S. tax reform

Non-Controlling Interest

Expect income attributable to non-controlling interests of $2.0 to $2.5 million, reflecting earnings expectations for joint ventures in the Middle East and Asia

2017 Restructuring Costs & Savings

Expect total restructuring costs and related impairment charges of $117 to $120 million, with $115 million incurred to date. Expect total cost reductions in excess of $20 million ($12 million Infrastructure Solutions, $4 million Corrosion Protection, $4 million Corporate & Other)

Aegion's Three-Year Financial Performance Targets

AVERAGE THREE-YEAR GROWTH TARGETS

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 10 PERCENT BY 2019*

Growth targets based off 2016 adjusted results; Targets communicated in October 2016 for growth to be achieved in the 2017 – 2019 timeframe.

**ROIC long-term target adjusted to 10% versus 9% previously, to reflect approximately 100 basis points of estimated improvement due to lower effective tax rate as a result of 2017 U.S. tax reform*

AEGION
Stronger. Safer. Infrastructure.®

Appendix

Aegion Q1'18 and Q1'17 Financial Summary

Selected financial results for the quarters ended March 31, 2018 and 2017 – Adjusted[1] (non-GAAP)

(in USD thousands, except margins and per share information)	Q1'18	Q1'17	Change
Revenues	$ 324,861	$ 325,175	(0.1)%
Adjusted Gross Profit	61,504	67,580	(9.0)%
Adjusted Gross Margin	*18.9 %*	*20.8 %*	*-190 bp*
Adjusted Operating Income	8,817	14,583	(39.5)%
Adjusted Operating Margin	*2.7 %*	*4.5 %*	*-180 bp*
Segment Adjusted Operating Income			
Infrastructure Solutions	$ 3,217	$ 6,060	$ (2,843)
Corrosion Protection	2,892	7,212	(4,320)
Energy Services	2,708	1,311	1,397
Adjusted Net Income (Attributable to Aegion Corporation)	$ 4,182	$ 6,066	(31.1)%
Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation)	$ 0.13	$ 0.18	(27.8)%

[1] *Adjusted financial results are defined as GAAP results excluding certain items (non-GAAP). See reconciliation to GAAP in the following pages.*

Q1'18 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Operating Expenses	$ 56,142	$ (3,455)	$ —	$ —	$ 52,687
Acquisition and Divestiture Expenses	392	—	(392)	—	—
Restructuring and Related Charges	1,789	(1,789)	—	—	—
Operating Income	3,181	5,244	392	—	8,817
Interest Expense	(5,443)	—	—	1,725	3,718
Income (Loss) before Taxes	(2,477)	5,244	392	1,725	4,884
Taxes (Benefit) on Income (Loss)	(1,001)	558	97	455	109
Net Income (Loss)	(1,476)	4,686	295	1,270	4,775
Net Income (Loss) (attributable to Aegion Corporation)	$ (2,069)	$ 4,686	$ 295	$ 1,270	$ 4,182
Diluted Earnings (Loss) per Share	**$ (0.06)**	**$ 0.14**	**$ 0.01**	**$ 0.04**	**$ 0.13**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $3,455 primarily related to wind-down expenses, reserves for potentially uncollectible receivables and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $1,789 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's planned divestiture of Bayou.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

AEGION
Stronger. Safer. Infrastructure.

Q1'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 257,763	$ (168)	$ —	$ 257,595
Gross Profit	67,412	168	—	67,580
Operating Expenses	52,746	251	—	52,997
Acquisition-Related Expenses	533	—	(533)	—
Operating Income	14,133	(83)	533	14,583
Income before Taxes	9,748	(83)	533	10,198
Taxes on Income	1,995	147	108	2,250
Net Income	7,753	(230)	425	7,948
Net Income (attributable to Aegion Corporation)	$ 5,871	$ (230)	$ 425	$ 6,066
Diluted Earnings per Share	**$ 0.17**	**$ -**	**$ 0.01**	**$ 0.18**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $168 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $(251) primarily related to the reversal of reserves for potentially uncollectible receivables, net of wind-down and other restructuring-related charges.

(2) Includes non-GAAP adjustments related primarily to expenses incurred in connection with the Company's acquisition of Environmental Techniques.

Infrastructure Solutions Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 134,427	$ —	$ 134,427	$ 128,868	$ —	$ 128,868
Cost of Revenues	107,718	—	107,718	97,617	(168)	97,449
Gross Profit	26,709	—	26,709	31,251	168	31,419
Operating Expenses	25,592	(2,100)	23,492	25,108	251	25,359
Acquisition and Divestiture Expenses	33	(33)	—	533	(533)	—
Restructuring and Related Charges	1,433	(1,433)	—	—	—	—
Operating Income (Loss)	$ (349)	$ 3,566	$ 3,217	$ 5,610	$ 450	$ 6,060

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) acquisition and divestiture expenses.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind-down and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

Corrosion Protection Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 98,105	$ —	$ 98,105	$ 123,390	$ —	$ 123,390
Cost of Revenues	74,529	—	74,529	95,427	—	95,427
Gross Profit	23,576	—	23,576	27,963	—	27,963
Operating Expenses	22,039	(1,355)	20,684	20,751	—	20,751
Acquisition and Divestiture Expenses	359	(359)	—	—	—	—
Restructuring and Related Charges	356	(356)	—	—	—	—
Operating Income	$ 822	$ 2,070	$ 2,892	$ 7,212	$ —	$ 7,212

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business and certain acquisition activity currently being pursued by the Company.

Energy Services Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 92,329	$ —	$ 92,329	$ 72,917	$ —	$ 72,917
Cost of Revenues	81,110	—	81,110	64,719	—	64,719
Gross Profit	11,219	—	11,219	8,198	—	8,198
Operating Expenses	8,511	—	8,511	6,887	—	6,887
Operating Income	$ 2,708	$ —	$ 2,708	$ 1,311	$ —	$ 1,311

AEGION
Stronger. Safer. Infrastructure.